Exhibit 10.162

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 118	3. EFFECTIVE DATE 12/28/2017	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAO	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate Operating Period 52 (January) Ad Hoc Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan penalties (reductions in payment), related to the Day Network only, will be eliminated. This relief does not apply to the Night Network.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ron D. Stevens, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ RON D. STEVENS (Signature of person authorized to sign)	15C. DATE SIGNED 3-7-18	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 3/18/18

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

CONTRACT/ORDER NO. ACN-13-FX/118	AWARD/ EFFECTIVE DATE 12/28/2017	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FedEx will notify the Postal Service if the tender requirement is different than what is currently in the contract. Delivery does not change. Payments for said charters will be paid as part of the Operating Period reconciliation.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 08/29/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/30/2013 to 09/29/2024

Change Item 9 to read as follows:

9	Ad Hoc Charter Option Account Number: 53703 This value is for estimation purposes only.				[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

January 18 Operating Period

Charter Request and Accounting

Week 1
Origin	Operating Day	Cubic Feet Requested	Mon (01/01)	Tue (01/02)	Wed (01/03)	Thu (01/04)	Fri (01/05)	Sat (01/06)	Sun (01/07)	Weekly Total	A/C Type Equivalent	Rate	Adhoc Charters	Total Charters
EWR	Wed, Thu, Sat, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]	[*]
PHX / stage	Wed, Thu, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
SLC / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
MIA / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-310	[*]	[*]	[*]
DEN / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
PHL / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
IAD / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
LAX	Thu, Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
OAK	Thu, Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
PHL / stage	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-310	[*]	[*]	[*]
PDX	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
SLC / stage	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR / stage	Fri, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
OAK	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]	[*]
LAX	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
MEM-SJU	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
LAX / stage	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
OAK	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
MEM-HNL-MEM	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
MIA / stage	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]	[*]
OAK	Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
Week 1 Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Week 2
Origin	Operating Day	Cubic Feet Requested	Mon (01/08)	Tue (01/09)	Wed (01/10)	Thu (01/11)	Fri (01/12)	Sat (01/13)	Sun (01/14)	Weekly Total	A/C Type Equivalent	Rate	Adhoc Charters	Total Charters
MEM - SJU	Mon	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
PHL / stage	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR	Tue, Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
OAK	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
SEA	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
PHX-stage	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
LAX	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]	[*]
LAX	Tue, Sat, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR / stage	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
LAX	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
PHL	Wed, Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
SLC	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
EWR	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
MEM - SJU	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
MEM - HNL	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
MIA	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
IAD	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
MIA	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAS	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
EWR	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
PHL	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
EWR	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
Week 2 Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Week 3
Origin	Operating Day	Cubic Feet Requested	Mon (01/15)	Tue (01/16)	Wed (01/17)	Thu (01/18)	Fri (01/19)	Sat (01/20)	Sun (01/21)	Weekly Total	A/C Type Equivalent	Rate	Adhoc Charters	Total Charters
IAD	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-310	[*]	[*]	[*]
PHL / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
EWR / stage	Wed		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
LAX	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
MIA / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
DEN	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
PHX	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
PDX	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
SLC / stage	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
SJU	Sat, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
OAK	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
EWR	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
LAX	Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
EWR	Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
MIA	Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]	[*]
MEM - HNL	Mon	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
OAK	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
MEM - SJU	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
PHL	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
EWR	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Fri	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
LAX	Sat	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
Week 3 Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Week 4
Origin	Operating Day	Cubic Feet Requested	Mon (01/22)	Tue (01/23)	Wed (01/24)	Thu (01/25)	Fri (01/26)	Sat (01/27)	Sun (01/28)	Weekly Total	A/C Type Equivalent	Rate	Adhoc Charters	Total Charters
MEM - SJU	Mon, Thu, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
DEN	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
EWR	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
LAX	Tue, Wed, Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]	[*]
LAS / stage	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]	[*]
OAK	Wed	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR	Wed, Thu	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
EWR	Sat, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	767	[*]	[*]	[*]
LAX	Sat, Sun	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]	[*]
Week 4 Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]
			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

January Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.